LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE SUMMARY PROSPECTUS DATED DECEMBER 1, 2011 OF

LEGG MASON WESTERN ASSET MUNICIPAL HIGH INCOME FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated December 1, 2011, as supplemented on May 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated December 1, 2011, as supplemented on May 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated July 31, 2011, are incorporated by reference into this Summary Prospectus.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus.

Effective August 1, 2012, the fund will be renamed Western Asset Municipal High Income Fund.

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